SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): February 19, 2002
                                                          (February 19, 2002)

                              TrustCo Bank Corp NY


               (Exact name of registrant as specified in its charter)

                                    New York
                  (State or other jurisdiction of incorporation)


                    0-10592                           14-1630287
       ---------------------------------       ------------------------
         (Commission File Number)          (IRS Employer Identification No.)


                      5 Sarnowski Drive, Glenville, New York 12302
                      (Address of principal executive offices) (Zip Code)



          Registrant's telephone number, including area code: (518) 377-3311
                                                               --------------

TrustCo Bank Corp NY


Item 5.           Other Events

                  A press release was issued on February 19, 2002 in a letter dated February 19, 2002 to the Federal Reserve Bank of New York, TrustCo Bank Corp NY ("TrustCo"), indicated that due to the passivity requirements TrustCo is withdrawing its application to acquire up to 9.9% of the outstanding common stock of Troy Financial Corporation. TrustCo is reconsidering its options with respect to Troy Financial Corp. Attached is the press release labeled as exhibit 99(a).




Item 7            (c) Exhibits


                  Reg S-K Exhibit No.     Description
                           99(a)          Press release dated February 19, 2002
                                          in a letter dated February
                                          19, 2002 to the Federal
                                          Reserve Bank of New York,
                                          TrustCo Bank Corp NY
                                          ("TrustCo"), indicated that
                                          due to the passivity
                                          requirements TrustCo is
                                          withdrawing its application
                                          to acquire up to 9.9% of
                                          the outstanding common
                                          stock of Troy Financial
                                          Corporation. TrustCo is
                                          reconsidering its options
                                          with respect to Troy
                                          Financial Corp.






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










                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: February 19, 2002

                                  TrustCo Bank Corp NY
                                  (Registrant)


                                  By:/s/ Robert T. Cushing
                                  ----------------------------
                                  Robert T. Cushing
                                  Vice President and
                                  Chief Financial Officer





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



                                 Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.        Description                             Page
------------------         ----------------------------         ----------
     99(a)                 Press release dated February 19,        5-6
                           2002,   in a letter dated February 19, 2002
                           to the Federal Reserve Bank of New
                           York, TrustCo Bank Corp NY ("TrustCo"),
                           indicated that due to the passivity
                           requirements TrustCo is withdrawing
                           its application to acquire up to 9.9% of the outstanding common stock of Troy
                           Financial Corporation.  TrustCo is
                           reconsidering its options with respect to Troy Financial Corp.






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


                                                                Exhibit 99(a)

TRUSTCO
Bank Corp NY                                         News Release
-----------------------------------------------------------------
5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311   Fax: (518) 381-3668

Subsidiaries:   Trustco Bank                              NASDAQ - TRST
                Trustco Savings

                Robert M. Leonard
                Vice President
                518-381-3693

FOR IMMEDIATE RELEASE:

         TrustCo Announces Withdrawal Of Application To Acquire 9.9% of
                              Troy Financial Corp.

Glenville, New York - February 19, 2002 - In a letter dated February 19, 2002 (attached) to the Federal Reserve Bank of New York, TrustCo Bank Corp NY ("TrustCo"), indicated that due to the passivity requirements TrustCo is withdrawing its application to acquire up to 9.9% of the outstanding common stock of Troy Financial Corporation. TrustCo is reconsidering its options with respect to Troy Financial Corp.

TrustCo is a $2.6 billion bank holding company and through its subsidiaries, Trustco Bank, National Association, and Trustco Savings Bank, operates 56 bank offices in Albany, Columbia, Greene, Montgomery, Rensselaer, Saratoga, Schenectady, Schoharie, Warren, and Washington counties. In addition, the bank operates a full service Trust Department with $1.23 billion in assets under management. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.

Except for historical information contained herein, the matters discussed in this news release and other information contained in TrustCo's Securities and Exchange Commission filings may express "forward-looking statements." Those "forward-looking statements" may involve risk and uncertainties, including statements concerning future events or performance and assumptions and other statements that are other than statements of historical facts. TrustCo wishes to caution readers not to place undo reliance on any forward-looking statements, which speak only as of the date made. Readers are advised that various risk factors, including but not limited to: (1) credit risk, (2) interest rate risk,
(3) competition, (4) changes in the regulatory environment, and (5) changes in general business and economic trends, could cause the actual results or circumstances for future periods to differ materially from those anticipated or projected.

TrustCo does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to any forward-looking statements to reflect the occurrence of unanticipated events or circumstances after the date of such statement.
                                     (More)


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


                          LEWIS, RICE & FINGERSH, L.C.

                                ATTORNEYS AT LAW

                           500 N. BROADWAY, SUITE 2000
                        ST. LOUIS, MISSOURI 63102-2147
JOHN K. PRUELLAGE               WWW.LRF.COM                  TEL (314) 444-7600
DIRECT (314) 444-7621      JPRUELLAGE@LEWISRICE.COM          FAX (314) 612-7621


                                February 19, 2002

Pat A. Robinson
Senior Counsel
Legal Division
Board of Governors of the Federal Reserve System
Mail Stop 1
Washington, D.C.  20551

         Re: Application of TrustCo Bank Corp NY, Glenville, New York, to acquire up to 9.9% of the outstanding common stock of Troy Financial Corporation, Troy, New York


Dear Ms. Robinson:

         This letter is submitted on behalf of TrustCo Bank Corp NY, Glenville, New York ("TrustCo"), in response to your February 11, 2002 letter to Leonard J. Essig of this firm regarding the above-captioned application ("Application").

         Please be advised that, since TrustCo has now determined that it does not wish to be bound by any passivity commitments with respect to Troy Financial Corporation, it hereby withdraws the Application. TrustCo reaffirms the statements made in the February 8, 2002 letter to Jay B. Bernstein of the Federal Reserve Bank of New York; however, in light of the withdrawal of the Application, TrustCo does not intend to respond to your February 11, 2002 letter.

         If you have any questions with respect to the foregoing, please call the undersigned at 314-444-7621 or Leonard J. Essig at 314-444-7651.

                                                     Sincerely,



                                                     John K. Pruellage
JKP/LJE


ST. LOUIS,  MISSOURI  o  KANSAS CITY,  MISSOURI  o  ST. LOUIS COUNTY  o
WASHINGTON,  MISSOURI  o  BELLEVILLE,  ILLINOIS  o  LEAWOOD,  KANSAS

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